[GRAPHIC]

                            SELIGMAN NEW TECHNOLOGIES FUND II

                                Quarterly Booklet

                                 SEPTEMBER 2006

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II, Inc. (the "Fund"). Prospectuses contain more complete information, including expenses, fees, and additional risks. The Fund is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please go to www.seligman.com, contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end.

The Fund is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please consult the offering prospectus.

Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

I. PORTFOLIO MANAGER COMMENTARY

II. TOP PRIVATE HOLDINGS PROFILES

III. PERFORMANCE AND PORTFOLIO ANALYSIS


--------------------------------------------------------------------------------
2 of 11
                                    [GRAPHIC]
SEPTEMBER 2006

--------------------------------------------------------------------------------

                                PORTFOLIO MANAGER

                                   COMMENTARY

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

Manager Commentary (as of 9/30/06)
--------------------------------------------------------------------------------

Public Technology Market Review

So far in 2006, technology shares have had a volatile ride. Over-exuberance early in the year gave way to fears of excess inventory as we headed into the second quarter. Now that we have gotten through the summer, demand seems reasonable but not robust and the macro-economic factors that weighed on the stock market through the first half of the year seem to have abated. Importantly, oil and natural gas prices have fallen and interest rates seem to have leveled off. Against this backdrop, we are optimistic about the returns for technology stocks through the end of the year and into 2007.

Over the next twelve months we do see some positive incremental drivers for technology spending but none of these potential catalysts, in and of itself, is likely to lift broad-based demand. These drivers include the continuing shift to Linux in enterprise solutions, a corporate applications upgrade cycle, upgrades to service oriented architectures, software as a service, the proliferation of mobile computing, advertising shifting to the Internet, and consumer spending on new gadgets, such as personal GPS, game consoles, and flat panel TVs.

We expect enterprise IT budgets to increase in the mid single digits in 2006. 2007 could see an improvement over this as corporations begin to invest in Microsoft's new Vista operating system.

Sector Analysis

In Software, demand has grown as companies have under-spent on new applications and management tools over the past few years. Enterprise application cycles typically happen every seven to eight years as current applications are fully depreciated and new architectures are developed that increase functionality and reduce deployment costs. The sector is beginning to see the advent of a major architectural shift to Service Oriented Architectures and Software as a Service.

We have become more neutral recently with respect to Semiconductors, as the stocks rebounded significantly off of mid-summer lows. We believe fundamentals are adequate, but not necessarily compelling. We believe Semiconductor Capital Equipment stocks are now marginally more attractive as expectations indicate a continuing rebound from recent lows.

We continue to be cautious on the Computing Hardware sector. The PC market has shown reasonable unit growth year-to-date, but we believe this will slow as the market anticipates Vista shipping in January. We believe the real difficulty in the PC market, however, has not been unit growth, but competitive pricing pressure. Pricing for servers and storage remains very competitive as well.

We are cautious on Communications Equipment spending as carriers in North America consolidate and as carriers around the world have provided cautious spending plans. We are still optimistic on the handset market as more functional data ready handsets are being brought to the market. Also, the data networking market is in the midst of an upgrade cycle to higher bandwidth equipment. We believe companies with exposure to this market should perform well.

In the Internet sector, growth rates are showing signs of slowing from the torrid pace of the past few years. Valuations are now beginning to reflect this and become more attractive, though we believe investors must continue to be selective in the area.

Venture Capital Pricing Policy

J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.


--------------------------------------------------------------------------------
4 of 11
                                    [GRAPHIC]
SEPTEMBER 2006

--------------------------------------------------------------------------------

                                   TOP PRIVATE

                                HOLDINGS PROFILES

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

Top Private Holdings (as of 9/30/06)
--------------------------------------------------------------------------------

                                       -----------------------------------------
                                       Headquarters: Herndon, VA
Cybertrust, Inc.                       Founded: 2004
-------------------------------------- www.cybertrust.com
                                       Industry/Sector: Digital Enabling
                                                        Technologies
                                       -----------------------------------------

Company Description:

      Cybertrust is a provider of information security technologies and services to Global 2000 companies and governments. Cybertrust is a large privately held security firm in the digital enabling technologies market, and has been delivering information security to its customers, partners, and the information security industry for the past 15 years. Cybertrust provides customers with intelligence, technology, and expertise to track threats, find security gaps, improve protection and enhance procedures.

                                       -----------------------------------------
                                       Headquarters: Longmont, CO
Cornice, Inc.                          Founded: 2000
-------------------------------------- www.corniceco.com
                                       Industry/Sector: Other
                                       -----------------------------------------

Company Description:

      Cornice, Inc. is the leading innovator in compact, low-cost, high-capacity storage that enables a new generation of pocket-able consumer electronic devices for the world's foremost brand-name manufacturers. The Cornice Storage Element (SE) is durable, integrated personal storage that brings new levels of affordability and content capacity to these devices. The Cornice SE is built into a wide variety of consumer products, including mobile phones, MP3 players, personal video recorders, GPS devices and portable storage products.

                                       -----------------------------------------
                                       Headquarters: Newton Center, MA
GrandBanks Capital                     Founded: 2000
-------------------------------------- www.grandbankscapital.com
                                       Industry/Sector: Fund of Funds
                                       -----------------------------------------

Company Description:

      GrandBanks Capital (GBC) was co-founded and sponsored by SOFTBANK Corp. and Mobius Venture Capital (formerly SOFTBANK Venture Capital) to support their early-stage investment activities on the east coast of the United States. With headquarters outside Boston and an office in New York City, GBC possesses extensive experience in information technology, Internet and communications, media and financial services, and semiconductor technologies, having funded and managed many companies.

      GrandBanks Capital invests in early stage companies located primarily in the eastern part of the United States and operating principally in the areas of Internet infrastructure, software and software services, security and storage applications, media technologies and services, financial technologies and services, and wireless technologies and services.

                                       -----------------------------------------
                                       Headquarters: Hong Kong, China
Asia Internet Capital Ventures L.P.    Founded: 1999
-------------------------------------- Industry/Sector: Fund of Funds
                                       -----------------------------------------

Company Description:

      Asia Internet Capital Ventures L.P. ("AICV") is a venture capital fund organized under Delaware law. It was established in September 1999 and is focused on eLogistics, Multimedia, Technology and financial services in Asia. Professionals at the company believe that the future of the Greater China Region (China, Taiwan and Hong Kong) will be positive, especially taking into account the long-term growth opportunities associated with China's entry into the WTO.

      Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


--------------------------------------------------------------------------------
6 of 11
                                    [GRAPHIC]
SEPTEMBER 2006

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

                                       -----------------------------------------
                                       Headquarters: Los Angeles, CA
Adexa, Inc.                            Founded: 1994
-------------------------------------- www.adexa.com
                                       Industry/Sector: Enterprise
                                                        Business Infrastructure
                                       -----------------------------------------

Company Description:

      Adexa provides enterprise business planning and performance management solutions that link strategic planning, financial planning and supply chain planning.

      Adexa has at its core comprehensive planning, modeling and collaboration technologies, designed to bridge the gap between enterprise stakeholders, geographic locations, customers and supply chains. Adexa assists with the identification of strategic objectives, plans the supply chain to meet them, executes against the plan, then monitors and measures progress using hundreds of key performance indicators.

                                       -----------------------------------------
                                       Headquarters: New York, NY
Index Stock Imagery, Inc.              Founded: 1991
-------------------------------------- www.indexstock.com
                                       Industry/Sector: Digital Enabling
                                                        Technologies
                                       -----------------------------------------

Company Description:

      Index Stock Imagery, Inc., is a source of photographs, illustrations, and digital images. It represents professional photographers and independent still image providers and has agents in many foreign countries. Index was among the first stock agencies to begin storing and distributing images electronically. It started scanning its collection in 1992 and launched its first e-commerce site in 1994. The agency now has a large collection of commercially available images on-line.

      Index Stock Imagery is also the parent company of Photos To Go, a large source of images for small businesses and consumers. At www.photostogo.com, this division of Index provides images, prints, posters, and postcards for all types of small business and home business uses. Index also supports a leading image subscription service, WebSpice. This product includes clip art images and photographs that are all suitable for use in building Web sites and digital products.

      Index Stock Imagery was acquired by a private company as a result of a merger which occurred after the quarter closed, resulting in a valuation writedown that is not reflected in the September 30, 2006 performance numbers. The transaction closed on October 31, 2006.

                                       -----------------------------------------
                                       Headquarters: San Jose, CA
FusionOne, Inc.                        Founded: 1998
-------------------------------------- www.fusionone.com
                                       Industry/Sector: Wireless
                                       -----------------------------------------

Company Description:

      FusionOne offers a suite of services for mobile phone users, distributed through partnerships with wireless operators and select retailers. Leveraging its Mighty Mobile Services Platform (MMSP), FusionOne's turn-key service offerings include MightyPhone (mobile organizer), MightyBackup (automatic address book protection) and FusionOne Plus (PC Sync Service). With each offering, product name, branding, and feature sets may be changed according to the needs of the operator.

      Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


--------------------------------------------------------------------------------
7 of 11
                                    [GRAPHIC]
SEPTEMBER 2006

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------


                             ---------------------------------------------------
                             Headquarters: London, United Kingdom
Tower Gate PLC               Founded: 2000
---------------------------  www.tower-gate.com
                             Industry/Sector: Fund of Funds
                             ---------------------------------------------------

Company Description:

      Tower Gate PLC is an independent, specialist investment bank that provides advisory, private equity and investment services to a growing client base of institutions, corporations, entrepreneurs and high net worth individuals.

      The Tower Gate team combines a variety of backgrounds with first hand entrepreneurial experience.

      Although the Company is active across many sectors and disciplines, its core strengths lie in:

      o Corporate Finance - advice on private placings, institutional fund raising, mergers, acquisitions, divestitures, management buy outs
            (MBOs), management buy ins (MBIs), and turnarounds.

      o Private Equity - providing advice to both institutions and individuals investing in the venture capital asset class both in the primary and secondary markets.

      o Investment - investing funds into high risk opportunities that offer potential for significant returns such as company creations and distressed company situations.

      o Fund Management - managing portfolios on behalf of institutions and individuals. Tower Gate also owns far blue, a company that specializes in intellectual property exploitation and early stage advisory services and investment.

                             ---------------------------------------------------
                             Headquarters: Fort Lauderdale, FL
GMP Companies, Inc.          Founded: 1999
---------------------------  www.gmpcompanies.com
                             Industry/Sector: Other -- Medical Technologies
                             ---------------------------------------------------

Company Description:

      GMP Companies, Inc. is a global healthcare company that seeks to acquire, develop and commercialize medical technologies. These technologies are typically licensed from academic medical centers, individual inventors, research institutions and partner companies. Through the Company's two areas of focus, medical technology and biotechnology, it is developing and commercializing various medical products relating to the treatment and care of patients with medical conditions including diabetes, glaucoma, genetic diseases, cardiovascular diseases, cancer, immunologic diseases and neurologic disorders.

      The Company has established a fully integrated infrastructure that offers each business unit a direct connection to resources and expertise that spans medicine, science, engineering, law, business and more. The Company's approach reduces the organizational, administrative and financial burdens on individual business units, freeing innovators to concentrate on their research activities. Using a "research bench to patient" approach attempts to ensure that every aspect of the process is shepherded by experts in each functional area, which the Company believes increases the probability of success.

      Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


--------------------------------------------------------------------------------
8 of 11
                                    [GRAPHIC]
SEPTEMBER 2006

--------------------------------------------------------------------------------

                                 PERFORMANCE AND

                               PORTFOLIO ANALYSIS

--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

Performance & Portfolio Analysis (9/30/06)
--------------------------------------------------------------------------------

Seligman New Technologies Fund II Inception Date: 06/22/2000
--------------------------------------------------------------------------------

Performance data quoted herein represents past performance. Past performance is no guarantee of future results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end. Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value. The fund performance figures for inception to date and average annual return since inception include a 3% maximum sales charge. The one-year, five-year and year to date figures do not. Since the funds are not open for new investments, applying sales charges to the recent performance numbers distorts the actual performance of the funds. An investment in the Fund involves investment risks, including the possible loss of principal.

                                                                                   Goldman
Portfolio Returns                                                  Fund             Sachs
                                                                Performance       Tech Index
--------------------------------------------------------------------------------------------
Cumulative Total Return Since Inception                           (74.2%)          (59.2%)
--------------------------------------------------------------------------------------------
Average Annual Return Since Inception                             (19.4%)          (13.3%)
--------------------------------------------------------------------------------------------
Five-Year Annual Average Return                                    (5.9%)            5.6%
--------------------------------------------------------------------------------------------
One Year Total Return                                               8.4%             4.7%
--------------------------------------------------------------------------------------------
YTD Total Return                                                   10.4%             1.8%
--------------------------------------------------------------------------------------------

Sector Analysis (% of NAV)
                                                Public            Private           Total
--------------------------------------------------------------------------------------------
Broadband and Fiber Optics                        0.0%              0.0%             0.0%
--------------------------------------------------------------------------------------------
Digital Enabling Technologies                     2.8%              9.6%            12.4%
--------------------------------------------------------------------------------------------
Enterprise Business Infrastructure               17.4%              0.7%            18.1%
--------------------------------------------------------------------------------------------
Internet Business-to-Consumer                     0.0%              0.0%             0.0%
--------------------------------------------------------------------------------------------
Wireless                                          1.6%              0.2%             1.8%
--------------------------------------------------------------------------------------------
Other                                            58.4%              9.3%            67.7%
--------------------------------------------------------------------------------------------
Total                                            80.2%             19.8%           100.0
--------------------------------------------------------------------------------------------

Top Holdings
--------------------------------------------------------------------------------

Top Public Holdings                 Top Private Holdings                     Venture Capital Advance/Decline
(Represents 32.4% of Net Assets)    (Represents 19.8% of Net Assets)         Information(1)
--------------------------------    --------------------------------         -----------------------------------------
Symantec                            Cybertrust                               Since 6/30/06                    # of Cos
--------------------------------    --------------------------------         -----------------------------------------
McAfee                              Cornice                                  Advancing Issues                        1
--------------------------------    --------------------------------         -----------------------------------------
Synopsys                            GrandBanks Capital                       Declining Issues                        2
--------------------------------    --------------------------------         -----------------------------------------
Digital River                       Asia Internet Capital Ventures           Active Investments(2)                  17
--------------------------------    --------------------------------         -----------------------------------------
Seagate Technology                  Adexa
--------------------------------    --------------------------------
Verisign                            Index Stock Imagery
--------------------------------    --------------------------------
Cymer                               FusionOne
--------------------------------    --------------------------------
KLA-Tencor                          Tower Gate PLC
--------------------------------    --------------------------------
QUALCOMM                            GMP Companies
--------------------------------    --------------------------------
Apple Computer
--------------------------------

Venture Capital Liquidity Events
------------------------------------
Completed IPOs Since Inception     4
------------------------------------
Companies Acquired by
Third Party Since Inception       17
------------------------------------
Companies Currently in
SEC Registration                   0
------------------------------------
Total Private Investments
Since Inception                   45
------------------------------------
Failed Investments(5)             11
------------------------------------

Venture Capital Private Funding Analysis                 Percent of Net Assets
--------------------------------------------------------------------------------
Private Securities                                                19.8%
   Private Securities Funded to Break-Even(3)                     16.2%
   Private Securities Subject to Financing Risk(4)                 3.6%
--------------------------------------------------------------------------------
Average Months Remaining Cash for Operations
(for Private Securities Subject to Financing Risk)                 2.7
--------------------------------------------------------------------------------

      See footnotes on page 11. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 11 of this Quarterly Booklet.


--------------------------------------------------------------------------------
10 of 11
                                    [GRAPHIC]
SEPTEMBER 2006

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

Footnotes
--------------------------------------------------------------------------------

Seligman New Technologies Fund II, Inc. (the "Fund") is a closed-end fund and shareholders are not able to redeem their shares on a daily basis.

The Portfolio holdings are subject to change.

The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

1 An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

2 Includes companies that are funded to break-even (see footnote 4), not funded to break-even (see footnote 5), failed investments that have not declared bankruptcy (see footnote 6), fund of fund investments, and public holdings originated from private investments.

3 Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

4 Those companies that, in the opinion of the Seligman, do not currently have sufficient capital to reach break-even. (see note 3).

5 Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

                                          Distributed by Seligman Advisors, Inc.

--------------------------------------------------------------------------------
11 of 11
                                    [GRAPHIC]
SEPTEMBER 2006